UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

December 16, 2025

Date of Report (Date of earliest event reported)

NEW ERA ENERGY & DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4501 Santa Rosa Dr. Midland, TX	79707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEHC	The Nasdaq Stock Market LLC
Warrants	NEHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 16, 2025, New Era Energy & Digital, Inc., (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). On November 12, 2025, the record date for the Annual Meeting, there were 53,449,171 shares of outstanding common that may be voted on each matter that came before the Annual Meeting. There were 26,272,586 shares present at said meeting in person or represented by proxy, which is 49.15% of shares outstanding, thereby constituting a quorum. The results of the Annual Meeting were as follows:

Proposal Number One – Director Election Proposal – To elect five (5) nominees to serve on the Board of Directors of the Company until the 2026 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified. The election of directors required an affirmative vote of a plurality of the shares of the voting power present. The five persons receiving the greatest number of votes will be elected as directors. The director nominees received the following votes:

Nominee	For	% of Votes Cast	Withheld	% of Votes Cast	Broker Non-Vote
E. Will Gray	10,405,755	99.46%	56,640	.54%	15,810,191
Trent Yang	10,424,077	99.63%	38,318	.37%	15,810,191
Peter Lee	10,428,584	99.68%	33,811	.32%	15,810,191
Ondrej Sestak	10,427,249	99.66%	35,146	.34%	15,810,191
Charles Nelson	10,295,563	99.41%	166,832	1.59%	15,810,191

Each of the nominees was elected.

Proposal Number Two – Auditor Ratification Proposal – To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent auditors for the year ending December 31, 2025. Approval of Proposal Two required the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions had no effect. Proposal Two received the following votes:

For	% of Votes Cast	Against	% of Votes Cast	Abstain	% of Votes Cast	Broker Non-Vote
26,111,052	99.90%	26,406	0.10%	135,128	NA	0

The proposal was approved.

Proposal Number Three – Adjournment Proposal – To approve a proposal to adjourn the Annual Meeting to a later date or dates, whether or not a quorum is present, if more time is necessary or appropriate, to obtain a quorum or solicit additional proxies in favor of any of the proposals set forth in the proxy statement. Approval of Proposal Three required that the number of votes cast “FOR” this proposal exceeded the number of votes cast “AGAINST” this proposal. Proposal Three received the following votes:

For	% of Votes Cast	Against	% of Votes Cast	Abstain	% of Votes Cast	Broker Non-Vote
25,030,562	97.59%	618,474	2.41%	623,550	NA	0

As Proposal One and Proposal Two had received the requisite votes for approval, this proposal was rendered moot and not presented for a vote at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2025

NEW ERA ENERGY & DIGITAL INC.

By:	/s/ E. Will Gray II
Name:	E. Will Gray II
Title:	Chief Executive Officer

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